PURCHASE AND SERVICES AGREEMENT

This Purchase and Services Agreement is made and entered into this 15th day of April, 2014 (the Effective Date”), between MAGICAL CRUISE COMPANY, LIMITED, doing business as “Disney Cruise Line” (“DCL”), whose mailing address is P.O. Box 10,299, Lake Buena Vista, Florida 32830, and POLY SHIELD TECHNOLOGIES, INC., ("Contractor"), whose mailing address is 428 Plaza Real, Suite 419, Boca Raton, FL 33432.

WITNESSETH:

WHEREAS, DCL desires to engage Contractor as an independent contractor to perform the hereinafter described work in connection with the DSOX-15 Pre-Combustion Fuel Purification System, including an in-line sulfur monitor (as defined in Exhibit A, the “DSOX System” or the “System”) on the Disney Dream (the “Contract Vessel”), as well as other work requested by DCL from time to time, and Contractor desires to be so engaged.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations herein contained, the parties agree as follows:

1.

WORK.  The Contractor shall furnish all labor, materials and all other services required to complete the Scope of Work (the “Work”) in accordance with the schedule and other conditions provided in the following attachments (“Agreement Documents”), which are all a part of this Agreement:

Exhibit “A”, titled Scope of Work

Exhibit “B”, titled Work Schedule

Exhibit “C”, titled Payment Schedule

Exhibit “D”, titled Closeout Agreement

Exhibit “E”, titled Disney Cruise Line Special Contract Conditions

Exhibit “F”, titled Confidentiality

2.

TIME FOR COMPLETION.  Contractor shall commence the Work upon execution of this Agreement and shall complete the Work in accordance with the Contract Milestones described in Exhibit “B”.

3.

CONTRACT PRICE; OPTIONS.

(a)

DCL shall pay Contractor pursuant to Article 4 entitled Invoicing/Payment of Invoices a lump sum of Three Million Fifteen Thousand United States Dollars (US$3,015,000) (the “Purchase Price”) as total compensation for the complete performance of the Work in accordance with the provisions of this Agreement.  It is noted that this Purchase Price represents a discount off the customary price of Six Million and Seventy Five Thousand United States Dollars (US$6,075,000).  The Purchase Price shall include, but not be limited to, Contractor’s profit, overhead, any and all taxes, crating and shipment (if applicable) in accordance with the delivery terms set forth herein, labor, materials, transportation, and, except for the responsibilities of DCL in Exhibit A, any and all costs and expenses of any nature incurred by Contractor in connection with the Work, all of which shall be borne solely by Contractor.  Contractor shall not be entitled to compensation for additional work or services unless Contractor has obtained prior written authorization of same from DCL.

(b)

In the event Certification of the DSOX System does not occur within the Certification Period (defined below), DCL shall have the option to purchase the DSOX System and continue its operation on the Contract Vessel in exchange for the Nine Hundred Seventy Five Thousand United States Dollars (US$975,000) previously paid by DCL to Contractor and at no additional charge (“DSOX System Option”).  DCL may exercise the DSOX System Option by notifying Contractor in writing of DCL’s intent to exercise the DSOX System Option within nine (9) months after complete installation and commissioning of the DSOX System on the Contract Vessel, or within ninety (90) days following the expiration date of the Certification Period, if later. In the event that DCL does not exercise the DSOX System Option, then: (i) Contractor may disable the DSOX System and shall remove the DSOX System from the Contract Vessel within 30 days after request by DCL, all at Contractor’s own cost and expense, except that DCL will be responsible for the provision and cost of items listed under “RESPONSIBILITIES OF DCL” set forth in Exhibit A; and (ii) thereafter the parties will have no other obligations to each other except for third party indemnities pursuant to Section 6, the confidentiality obligations pursuant to Exhibit F, and any other obligations or rights under this Agreement that are intended to survive the expiration or termination of this Agreement (it being understood by the Parties that this provision is not intended to, and does not, limit any rights or remedies available to the Parties for any breach of this Agreement).  For purposes of this Agreement, “Certification Period” means the six (6) months after the date installation of the DSOX System is completed on the Contract Vessel together with any mutually agreed extension thereto and any additional time allowed pursuant to Article 16.

(c)

DCL shall have the option to purchase up to three (3) additional DSOX Systems to be installed on the 3 vessels other than the Contract Vessel currently operated by DCL (the “DSOX 3 Unit Option”).  DCL may exercise the DSOX 3 Unit Option on a unit by unit basis (DCL may order one or multiple units at a time) by notifying Contractor in writing of DCL’s intent to exercise the DSOX 3 Unit Option within ninety (90) days after the date of Certification of the DSOX System on the Contract Vessel, or within one hundred eighty (180) days following the expiration date of the Certification Period, if later.  In the event that DCL exercises the DSOX 3 Unit Option, then the parties will enter into a Purchase and Services Agreement in substantially the same form and content as this Agreement within a reasonable period after exercise of the DSOX 3 Unit Option.  If Certification occurs prior to the expiration of the Certification Period, then the price for each DSOX System shall be the Purchase Price contained in this Agreement. If Certification does not occur prior to the expiration of the Certification Period, then the price for each DSOX System shall be Nine Hundred Seventy Five Thousand United States Dollars (US$975,000).

(d)

DCL shall have the option to purchase up to seven (7) additional DSOX Systems to be installed on vessels operated by DCL (“DSOX 7 Unit Option”).  DCL may exercise the DSOX 7 Unit Options on a unit by unit basis (DCL may order one or multiple units at a time) by notifying Contractor in writing of DCL’s intent to exercise a DSOX 7 Unit Option any time prior to December 31, 2020.  In the event that DCL exercises a DSOX 7 Unit Option, then the parties will enter into a Purchase and Services Agreement in substantially the same form and content as this Agreement within a reasonable period after exercise of a DSOX 7 Unit Option.  If Certification occurs prior to the expiration of the Certification Period, then the price for each DSOX System shall be the Purchase Price contained in this Agreement. If Certification does not occur prior to the expiration of the Certification Period, then the price for each DSOX System shall be Nine Hundred Seventy Five Thousand United States Dollars (US$975,000).

(e)

In the event Certification of the DSOX System does not occur prior to the expiration of the Certification Period, DCL shall have the option to purchase an “Exhaust System” (to be defined as and consist of all equipment, materials and control systems necessary for an exhaust scrubber system to service one engine that will reduce exhaust sulfur content to no more than 0.1%, and will reduce exhaust carbon dioxide (CO2) content by at least 20%, and will reduce exhaust nitrous oxides (NOx) content by at least 20% (“Exhaust Standard”)), to be installed and commissioned by a third party on the Contract Vessel at DCL’s expense, from Contractor for the amount set forth in the Exhaust System Confidential Price Summary (the “Exhaust Option”). DCL may exercise the Exhaust Option by notifying Contractor in writing of DCL’s intent to exercise the Exhaust Option within one-hundred eighty (180) days following the expiration date of the Certification Period.  In the event that DCL exercises the Exhaust Option, then: (i) Contractor will credit the actual purchase payments made by DCL for the DSOX System, together with all necessary costs DCL expended toward Certification of the DSOX System, toward the purchase price of the Exhaust System; (ii) the parties will enter into an agreement for the purchase of the Exhaust System on mutually agreeable terms substantially similar to terms of this Agreement within a reasonable period after exercise of the Exhaust Option; and (iii) DCL shall make an additional payment of Seven Hundred Fifty Thousand United States Dollars (US$750,000) on execution of the agreement for the purchase of the Exhaust System, which shall be credited against the price of the Exhaust System. As soon as possible after completion of installation of the Exhaust System, DCL will (at DCL’s expense) engage Lloyd’s Register to conduct tests to determine whether the Exhaust System meets the Exhaust Standards, such tests to be conducted in accordance with Lloyd’s Register’s applicable certification protocol. If the Exhaust System meets the Exhaust Standard, and DCL decides to install exhaust scrubbers on the remaining 4 engines on the Contract Vessel, then DCL is obliged to purchase such four (4) Exhaust Systems from Contractor, and Contractor is obliged to sell and provide such four (4) Exhaust Systems to DCL, for the amount set forth in the Exhaust System Confidential Price Summary and on substantially the same terms and conditions as the purchase/sale of the Exhaust System pursuant to the Exhaust Option; provided, that DCL shall notify Contractor of its decision to purchase such four (4) Exhaust Systems from Contractor within one-hundred eighty (180) days following the determination by Lloyds Register that the Exhaust System meets the Exhaust Standard. In the event the the Exhaust System does not meet the Exhaust Standard, then: (i) Contractor shall, at the sole discretion and request of DCL, remove the DSOX System and/or the Exhaust System from the Contract Vessel within 90 days after request by DCL, all at Contractor’s own cost and expense, except that DCL will be responsible for the provision and cost of items listed under “RESPONSIBILITIES OF DCL” set forth in Exhibit A; (ii) DCL shall not be required to make any additional payments to Contractor in connection the Exhaust System; and, (iii) thereafter the parties will have no other obligations to each other except for third party indemnities pursuant to Section 6, the confidentiality obligations pursuant to Exhibit F, and any other obligations or rights under this Agreement that are intended to survive the expiration or termination of this Agreement (it being understood by the Parties that this provision is not intended to, and does not, limit any rights or remedies available to the Parties for any breach of this Agreement).

(f)

DCL shall have the option to purchase any additional Exhaust Systems that DCL desires to be installed on vessels operated by DCL, with installation and commissioning by a third party at DCL’s expense, from Contractor for the amount set forth in the Exhaust System Confidential Price Summary (the “Exhaust X Unit Option”).  DCL may exercise the Exhaust X Unit Option on a unit by unit basis (DCL may order one or multiple units at a time) by notifying Contractor in writing of DCL’s intent to exercise the Exhaust Option any time prior to December 31, 2020.  In the event that DCL exercises an Exhaust X Unit Option, then: (i) the parties will enter into an agreement for the purchase of the Exhaust System on mutually agreeable terms substantially similar to terms of this Agreement within a reasonable period after exercise of the Exhaust X Unit Option; and (ii) DCL shall make a payment of Seven Hundred Fifty Thousand United States Dollars (US$750,000) for each Exhaust System on execution of the agreement for the purchase of the Exhaust System, which shall be credited against the total price.

(g)

DCL covenants and warrants that so long as any DSOX System is in use on any vessel operated by DCL, and so long as all Exhaust Systems in use on any vessel operated by DCL continue to meet the Exhaust Standard, DCL will not use any exhaust scrubber or other technology that removes sulfur from exhaust in combination with the DSOX System aboard any vessel operated by DCL. However, if any Exhaust System in use on any vessel operated by DCL fails to meet the Exhaust Standard, DCL has no obligation to purchase exhaust gas scrubbers from Contractor and can continue to use any DSOX System in use on any vessel operated by DCL in combination with any exhaust scrubber technology which is commercially available.   If the DSOX System does not receive Certification within the Certification Period or if the Exhaust System does not meet the Exhaust Standard, such events shall not be defaults by the Contractor, it being understood that the Contractor shall make best efforts to obtain such results, but makes no covenants or warranties to that effect.  The Parties understand that in any event, all initial payments paid to Contractor in connection with any DSOX System or any Exhaust System are non-refundable.

4.

INVOICING/PAYMENT OF INVOICES

(a)

Invoices shall be submitted to DCL as payments become due and shall include only those milestones which have been fully completed as of the date of the invoice, as more fully set forth in Exhibit “C” (Payment Schedule, Compensation for Additional Work). All invoices shall reference this Agreement, shall display the Fixed Price Amount, itemize each Change Order (if applicable and as defined in Article 5 entitled Changes and Additional Work) and amount being billed against those Change Orders and itemize all amounts previously invoiced and paid. Any and all taxes (if applicable) shall be set forth as a separate line item in the invoice. Invoices shall be addressed to:

Disney Cruise Line

Attn.: Bert Swets, VP MTO

PO Box 10299

Lake Buena Vista, FL 32830

(b)

DCL shall pay each approved invoice or uncontested portion thereof within thirty (30) days of receipt of an invoice conforming to the requirements of this Article. With respect to Compensation for Additional Work, DCL may withhold its approval of Contractor’s invoice, in whole or in part, or nullify the whole or any part of an approval previously given, if DCL determines in its reasonable business judgment that said invoice (i) covers any Work or portions thereof which have not, in fact, been completed or for which payment is not then due; or (ii) includes amounts for claims allegedly made but not actually made or subsequently withdrawn.  DCL may also withhold payment if and to the extent it deems it necessary or desirable to protect itself against any loss or damage arising directly or indirectly out of this Agreement including, but not limited to, Contractor’s or a Subcontractor’s (as defined in Article 11 entitled Subcontractors) failure to provide waivers of liens as more fully discussed below.

(c)

In addition to the requirements contained in the Closeout Agreement set forth in Exhibit “D” (“Closeout Agreement”), attached hereto and incorporated herein by this reference, if required by DCL, Contractor shall submit to DCL, upon progress payment and invoice therefor, waivers of mechanic’s and materialmen’s liens by Contractor and its Subcontractors of every tier in accordance with applicable laws, codes and statutes.

(d)

Upon Certification, the parties shall execute the Closeout Agreement in substantially the same form as the sample contained in Exhibit “D”.

5.

OWNERSHIP OF DSOX SYSTEM.

(a)

Contractor warrants that the DSOX System is owned by Contractor and that the DSOX System does not infringe upon any patents, copyrights, or other intellectual property rights of third parties and that Contractor has the full power, right, and authority to use and exploit the DSOX System in accordance with this Agreement.  Subject to Section 5(c), DCL shall be deemed the sole owner of the DSOX System installed on the Contract Vessel and its tools, parts and materials immediately upon Certification, and shall have the full power, right, and authority to use and exploit the DSOX System in connection with operating the same in connection with the usual and customary operation of the Contract Vessel. Contractor represents and warrants that it has obtained all licenses, approvals and permits required to observe and perform the terms, covenants, conditions and other provisions on its part to be observed or performed under this Agreement.

(b)

Contractor shall provide all schematics, drawings, equipment and materials necessary to interface the DSOX System to the Contract Vessel’s existing tanks, piping, cabling, and automation and control system and to otherwise effectuate the terms hereof.  The foregoing are subject to DCL’s written approval; provided, however, that DCL’s approval of the foregoing shall not mean that DCL will be liable and/or responsible for any design, drawing or schematic defects, or with defects in the actual installation of the DSOX System, which Contractor agrees to be responsible for as is set forth in this Agreement. Such schematics and drawings shall be owned by DCL, but in no case shall DCL be able to use such schematics and/or drawings for other Vessels without Contractor’s written consent (which shall not be unreasonably withheld, conditioned or delayed).

(c)

DCL agrees that all intellectual property incorporated into the DSOX System is and shall remain the sole and exclusive property of Contractor. Upon full payment of the Purchase Price, DCL is hereby granted a non-exclusive license to use all intellectual property incorporated into the DSOX System for reducing the sulfur content of marine fuel oil used on the Contract Vessel in its usual and customary operation.  DCL shall not allow or undertake (either alone or in concert with or through others) in any manner to (i) reverse engineer the DSOX System or (ii) modify, unseal, or disassemble the DSOX System or any part thereof other than under the direction of Contractor, its representatives or agents.

(d)

Subject to the terms of this Agreement, DCL may, but does not have a duty to, make use of the DSOX System in connection with other systems or equipment on the Contract Vessel, and as part of such efforts may endeavor to combine the DSOX System and system with products from manufacturers, suppliers, and developers other than Contractor.  All efforts by DCL to combine or integrate the DSOX System with other products are referred to herein as “Development Efforts.”  Prior to undertaking any Development Efforts, DCL and Contractor will discuss Development Efforts on a case-by-case basis to determine whether both parties want to support such efforts and, if so, the necessary contribution of personnel, materials, and funds required, as well as the establishment of their respective rights, including to intellectual property rights, relating to any such Development Efforts.

6.

INSURANCE; INDEMNIFICATION

(a)

Contractor shall maintain, and Contractor shall cause any party performing services relating to this Agreement under a contract, either oral or written, with Contractor (collectively, “Subcontractors”) to maintain, throughout the performance of its services:

(i)

Commercial General Liability Insurance to include contractual, products/completed operations, and cross-liability with minimum limits of US$5,000,000 written on an occurrence basis;

(ii)

Professional Liability insurance to include contractual and cross-liability with minimum limits of US$1,000,000.

(iii)

All-risks Property Coverage in an amount equal to the replacement value of Contractor’s property.

(iv)

Worker’s compensation insurance as required by applicable law, including Maritime Employer’s Liability insurance with limits of not less than $5,000,000 per occurrence.

(b)

All insurance required in (a) by this Article shall be with companies and on forms acceptable to DCL and shall provide that coverage thereunder may not be reduced or canceled unless thirty (30) days unrestricted prior written notice is furnished by the insurer to DCL.  All insurance shall:

 (i)

be primary and non-contributory with regard to any other insurance available to DCL, its parent, and any subsidiaries, related and affiliated companies of each, and the officers, directors, shareholders, employees, agents and assigns of each; and

(ii)

be written by companies with a BEST Guide rating of B+ VIII (or equivalent) or better.

Contractor shall furnish certificates of insurance (or copies of policies, if required by DCL) prior to services rendered.  Insurance required under (a)(i) of this Article shall include DCL, its parent, and any subsidiaries, related and affiliated companies of each, and the officers, directors, shareholders, employees, agents and assigns of each as additional insureds and contain a waiver of subrogation in their favor.  The additional insured requirement applies to all coverages except Workers Compensation and Employers Liability.  The waiver of subrogation applies to all coverages.

(c)

Contractor shall defend (if requested by DCL and with counsel approved by DCL, which approval shall not be unreasonably withheld), indemnify, and hold DCL, its parent, affiliated and related companies and the officers, directors, agents, employees, and assigns of each, harmless from and against any and all claims, suits, actions, demands, judgments, damages, liabilities, losses, costs and expenses (including, without limitation, attorneys' and other professionals' fees) whether based in tort, breach of contract, product liability, patent or copyright infringement or otherwise, arising, directly or indirectly, from or out of or based on: (i) the negligent or wrongful acts or omissions of Contractor or their respective officers, directors, representatives, agents or employees; (ii) any breach of any term, covenant condition or other provision contained herein by Contractor; (iii) the failure of Contractor to perform the Work and its other obligations hereunder in accordance with the highest applicable industry standards or the standards established by this Agreement (whichever are more stringent); (iv) any breach of Contractor's representations or warranties as set forth in this Agreement; or (v) any and all claims for benefits by any employee, agent or independent contractor of the Contractor, including, without limitation, occupational injury or illness sustained by an employee, agent or independent contractor of the Contractor in connection with the performance of the Work.  Contractor's obligations pursuant to this Article shall not be limited in any way to the insurance required by this Article or otherwise and shall extend to claims occurring after the Agreement has terminated as well as while the Agreement is in force.  The provisions of this Article shall survive the expiration or early termination of the Agreement.

(d)

DCL shall defend (if requested by Contractor and with counsel approved by Contractor, which approval shall not be unreasonably withheld), indemnify, and hold Contractor, its affiliated and related companies and the officers, directors, agents, employees, and assigns of each, harmless from and against any and all claims, suits, actions, demands, judgments, damages, liabilities, losses, costs and expenses (including, without limitation, attorneys' and other professionals' fees) whether based in tort, breach of contract, product liability, patent or copyright infringement or otherwise, arising, directly or indirectly, from or out of or based on: (i) the negligent or wrongful acts or omissions of DCL or their respective officers, directors, representatives, agents or employees; (ii) any breach of any term, covenant condition or other provision contained herein by DCL; or (iii) any breach of DCL’s representations or warranties as set forth in this Agreement.  DCL's obligations pursuant to this Article shall not be limited in any way to the insurance required by Article or otherwise and shall extend to claims occurring after the Agreement has terminated as well as while the Agreement is in force.  The provisions of this Article shall survive the expiration or early termination of the Agreement.

(e)

Contractor shall defend (if requested by DCL and with counsel approved by DCL, which approval shall not be unreasonably withheld), indemnify, and hold DCL, its parent, affiliated and related companies and the officers, directors, agents, employees, and assigns of each, harmless from and against any and all claims, suits, actions, demands, judgments, damages, liabilities, losses, costs and expenses (including, without limitation, attorneys' and other professionals' fees), resulting from and/or arising from any allegation, claim, suit or proceeding brought against DCL, its parent, affiliated and related companies and the officers, directors, agents and employees based on a claim that the DSOX System, or use thereof, constitutes an infringement of any third party copyright, trade secret, trade mark, or patent (collectively, “Infringement Claims”), provided that Contractor is notified timely in writing and given full and complete authority, information and assistance for the defense of such an Infringement Claim. DCL’s failure to timely notify Contractor shall not relieve Contractor of its obligations in this Article unless Contractor suffers actual prejudice resulting directly from DCL’s failure to provide timely notice to Contractor. If the DSOX System is held to constitute infringement and its use is enjoined, or if Contractor believes that the DSOX System so infringes, Contractor shall, at its reasonable election and expense, obtain for DCL the right to continue using the DSOX System and/or modify the DSOX System so that it is not infringing.  The provisions of this Article shall survive the expiration or early termination of the Agreement.

7.

OWNER’S POLICIES AND PROCEDURES.

Contractor shall comply with all of DCL’s policies and procedures in all matters relating to the performance of the Work, including without limitation general day to day care, safety, sanitation, employee courtesy, appearance, conduct and discipline.  Without limiting the generality of the foregoing, Contractor understands and acknowledges that DCL may in its discretion designate one or more "DCL Representatives" to monitor the Work in order to insure compliance by Contractor with the terms of this Agreement.  Contractor shall cooperate at all times with any such "DCL Representatives".  DCL’s Representative shall be Bert Swets, Vice President, Marine & Technical Operations, Disney Cruise Line.

8.

CONTRACTOR’S RESPONSIBILITIES/REPRESENTATIONS.

(a)

Contractor shall be solely responsible for all salaries, employee benefits, social security taxes, federal and state unemployment insurance and any and all similar expenses or taxes relating to Contractor or its employees or agents.  Neither Contractor nor its employees or agents shall be entitled to participate in, or to receive any benefits from, DCL's employee benefit or welfare plans, specifically including but not limited to coverage under DCL's workers' compensation program (health insurance and workers compensation insurance shall be maintained by Contractor).  DCL shall have no obligation whatsoever to compensate Contractor or any of its employees or agents on account of any injuries which Contractor or any of its employees or agents may sustain as a result of or in the course of the performance of the Work, and Contractor hereby waives, on its own behalf and on behalf of any persons claiming by, through or under Contractor, any and all rights of recovery which Contractor may now or hereafter have against DCL on account of any such injuries.

(b)

Contractor hereby warrants and represents to DCL that: (i) it has the experience, staff, skill and authority to perform the Work; (ii) it shall comply with all applicable federal, state and local laws, rules, regulations, codes and orders of any public, quasi-public or other governmental authority; (iii) it is adequately financed to meet any financial obligation it may be required to incur hereunder; (iv) it has obtained all licenses and permits required to observe and perform the terms, covenants, conditions and other provisions on its part to be observed or performed under this Agreement; (v) any material or work product provided by Contractor under this Agreement shall not infringe upon any patent, trademark or copyright, or otherwise violate the rights of, any person, firm or corporation; (vi) that Contractor has obtained all necessary consents, permissions or releases, and will timely make all payments to third parties, that may be required to provide the Work; (vii) there is no actual or potential conflict of interest between the Work to be performed by Contractor under this Agreement and Contractor's family, business, financial or other interests, and Contractor shall immediately notify DCL of any actual or potential conflict of interest of which Contractor becomes aware during the term of this Agreement; and, (viii) it will not engage any employee of DCL or any DCL affiliate to perform any part of the Work.

(c)

Contractor warrants to DCL that all materials and equipment furnished under this Agreement shall be new unless otherwise specified, that all Work shall be of good quality, and that the DSOX System shall be free from defects in material and workmanship under normal use and service and in conformance with the specifications described in Exhibit A.  Contractor’s warranty does not apply to any part of the DSOX System that has been modified, altered, damaged, mishandled, mistreated, or used or maintained or stored other than in conformity with manufacturer instructions, or Contractor’s specifications or instructions.  Without limiting the foregoing, this warranty also does not cover malfunctions, service failures, health problems, losses, costs, damages, expenses, personal injury or death (collectively “Loss”) caused by (i) actions of any person or entity other than Contractor or its authorized representatives, (ii) failure to follow Contractor’s instructions regarding, or otherwise improper, installation, operation, or maintenance of the DSOX System, (iii) alteration, mishandling, mistreatment, misuse or neglect of the DSOX System, (iv) attachment to or incorporation in, the DSOX System of products not supplied or approved by Contractor, (v) removal of, or failure to properly use, the DSOX System or equipment in conformity with Contractor’s specifications or instructions, or (vi) arising out of or related to exposure to chemicals or other elements or conditions on DCL’s premises caused by disposition of such chemicals or elements contrary to the instructions of Contractor, or (vii) any factor beyond Contractor’s control, including fire, explosions, lightning, pest damage, the elements, dust, dirt, sand, water, power surges, strikes or labor disputes, water, acts of God, acts of terrorism or vandalism, war, civil disturbances, acts of civil or military authorities or public enemies, transportation facilities, fuel or energy shortages, or acts or omissions of communications carriers, utilities, or other third parties.  This warranty also does not cover normal wear and tear, defects in appearance, cosmetic scratches or other cosmetic damage to surfaces that do not inhibit proper operation of the DSOX System. This warranty also does not cover any products manufactured by a third party, including Contractor suppliers, for a time or scope greater than the warranty provided to Contractor for such products by such third party, and only to the extent such warranties are transferred to DCL.  For any DSOX System that fails to comply with the warranty solely due to any defects in products supplied by third parties, Contractor shall use reasonable efforts to convince the supplier to replace such products, but Contractor shall be otherwise relieved of remedying such noncompliance; provided, however, Contractor shall use commercially reasonable efforts to mitigate or remedy such noncompliance. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CONTRACTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  CONTRACTOR IS NOT RESPONSIBLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE, COST OF CAPITAL, AND CLAIMS FOR SERVICE INTERRUPTIONS.  THIS WARRANTY IS IN LIEU OF, AND CONTRACTOR SPECIFICALLY DISCLAIMS, ALL OTHER WARRANTIES INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY EXPRESSLY LIMITS ANY SUCH OTHER WARRANTIES TO THE TERMS AND CONDITIONS OF THIS WARRANTY.  All Work not so conforming to these standards may be considered defective.  All warranties and guarantees from Subcontractors or vendors (including, without limitation, manufacturers) shall be assigned to DCL.  Contractor’s obligations under this Section 8(c) shall survive the expiration or sooner termination of the Agreement; but shall terminate upon the sooner of:  (i) one calendar year following installation of the DSOX System, (ii) termination of this Agreement, or (iii) such period of time as may be required by law.

(d)

DCL or its duly authorized representative shall notify Contractor in writing as promptly as possible after discovery of basis for which a claim is to be made under Contractor’s warranties hereunder.  DCL’s notice shall include full particulars as to the nature of the claimed defect.  Any claim by DCL of any breach of Contractor’s warranties hereunder shall be deemed waived unless submitted to Contractor in writing within 30 days after DCL discovers the claimed defect.

(e)

Contractor’s liability and DCL’s exclusive remedy for breach of Contractor’s limited warranty shall be limited to repair or replacement of the item or items found to be defective.  At its sole discretion, Contractor may elect in the event of a claimed defect in the Work involving amounts in excess of the Purchase Price, to refund the Purchase Price to DCL.  In that event, DCL shall return the DSOX System provided hereunder to Contractor and reconvey title to Contractor by appropriate documentation, free and clear of liens and encumbrances.  All repairs or replacements to be performed under this section shall be performed in Port Canaveral, Fort Lauderdale, or Miami, Florida, unless otherwise impractical, in which case, DCL may cause necessary repairs to be made elsewhere, provided that DCL shall first give Contractor reasonable notice in writing of the time and place such repairs or replacements will commence and provide Contractor an opportunity to verify by its own representative the nature and extent of the defect so identified and, if Contractor so elects, to perform the repairs or replacement itself, or through a subcontractor, at such time and place mutually agreed to by DCL and Contractor.  All incremental expenses associated with performing the repairs or replacement in a location other than Port Canaveral, Fort Lauderdale, or Miami, Florida shall be for DCL’s account at cost plus 10% for equipment and materials and at Contractor’s standard hourly service rates.

9.

SUSPENSION OR TERMINATION. Anything herein to the contrary notwithstanding, DCL may, in its sole discretion and with or without cause, suspend or terminate this Agreement upon seven (7) days prior written notice to Contractor.  In the event of termination, DCL's sole obligation and liability to Contractor, if any, shall be to pay Contractor that portion of the Purchase Price due upon execution of this Agreement pursuant to the Payment Schedule set forth in Exhibit C ($975,000), together with third party indemnities pursuant to Section 6 and confidentiality obligations pursuant to Exhibit F and any other obligations or rights under this Agreement that are intended to survive the expiration or termination of this Agreement.

10.

SUBCONTRACTORS.  If Contractor desires to employ Subcontractors in connection with the performance of its Work hereunder:

(a)

Any proposed Subcontractors shall be submitted to DCL for written approval prior to Contractor entering into an agreement with Subcontractors.

(b)

Contractor shall coordinate the services and work product of any Subcontractors, and remain fully responsible under the terms of this Agreement for the professional quality of services furnished by Contractor or its Subcontractors.

(c)

Any agreement entered into between Contractor and any Subcontractors shall reflect and incorporate all of the terms of this Agreement and require the Subcontractors to assume performance of Contractor's duties commensurately with Contractor's duties to DCL under this Agreement, it being understood that nothing herein shall in any way relieve Contractor from any of its duties under this Agreement.

11.

ASSIGNMENT. Contractor is providing unique services under this Agreement and may not assign this Agreement in any fashion, whether by operation of law, or by conveyance of any type including, without limitation, transfer of stock in Contractor, without the prior written consent of DCL, which consent DCL may withhold in its sole discretion.  DCL retains the right to assign all or any portion of this Agreement at any time to any of DCL’s related or affiliated entities and to change the Contract Vessel with Contractor’s written consent, which shall not be unreasonably withheld.  Upon such assignment, and provided the assignee shall, in writing, assume DCL's obligations under this Agreement and Contractor shall give it written consent, DCL shall be automatically released and discharged from any and all of its obligations under this Agreement, and Contractor shall thenceforth look solely to the assignee for performance of DCL's obligations under this Agreement.

12.

PROMOTION.  Except as otherwise permitted in this Agreement or under another written grant or other written license by DCL or one of its affiliated companies, including, without limitation, Marvel Enterprises, Inc. (“Marvel”), Contractor shall acquire no right under this Agreement to use, and Contractor shall not use, the name Magical Cruise Company, Ltd., "Disney" (either alone or in conjunction with or as part of any other word or name), any fanciful characters, designs, trademarks, tradenames or copyrighted works of The Walt Disney Company or any of its related, affiliated or subsidiary companies (including, without limitation, Marvel) in any advertising, publicity, or promotion;  to express or imply any endorsement by DCL of Contractor’s Work; or in any other manner whatsoever (whether or not similar to uses hereinabove specifically prohibited).  This shall not prohibit either party from making such public disclosures as it determines in good faith are required by law or regulation

13.

CONFIDENTIALITY.

The parties shall comply with the confidentiality obligations set forth in Exhibit F, attached to and made a part of this Agreement.

14.

DETERMINATION OF DISPUTES.  This Agreement and the rights and responsibilities of the parties to this Agreement shall be governed by and interpreted in accordance with the admiralty and maritime laws of the United States and, to the extent applicable, the law of the State of Florida to the exclusion of all choice-of-law rules which might otherwise be applicable.  Any legal proceeding of any nature brought by either party against the other to enforce any right or obligation under this Agreement, or arising out of any matter pertaining to this Agreement or the Work to be performed hereunder, shall be brought and maintained exclusively before the Circuit Court of the Ninth Judicial Circuit in and for Orange County, Florida; or, if the Circuit Court does not have jurisdiction, then before the United States District Court for the Middle District of Florida (Orlando Division); or if neither of such courts shall have jurisdiction, then before any other court sitting in Orange County, Florida, having subject matter jurisdiction.  The parties consent and submit to the jurisdiction of any such court and agree to accept service of process outside the State of Florida in any matter to be submitted to any such court pursuant hereto, and expressly waive all rights to trial by jury regarding any such matter.

15.

INDEPENDENT CONTRACTOR AND WAIVER OF MARITIME LIEN.  It is understood and agreed that Contractor is acting as an independent contractor and not as DCL's employee in the performance of the Work, although DCL shall have the right to make recommendations concerning the procedures employed by Contractor in performing the Work.  Nothing herein contained shall be deemed to create an agency relationship between DCL and Contractor.  Contractor has no right to pledge the credit of DCL or any vessel owned or operated by DCL (the “Vessel”) in any manner or sum whatsoever.  Contractor shall not contract with any supplier of merchandise unless the supplier executes a purchase order containing a conspicuous notice to the effect that Contractor has no right or authority to bind DCL or Vessel or create a lien upon them and that by acceptance of such purchase order, the supplier acknowledges that he looks solely to Contractor and not to DCL or the Vessel for payment of goods ordered.  Neither Contractor nor Contractor’s personnel shall have the right to assert maritime liens on the Vessel for any payments due to them.  In the event that a lien is placed on the Vessel in contravention of the terms hereof or as a result of any act, omission or neglect by Contractor or Contractor’s personnel, Contractor shall remove immediately, by bond or otherwise, any such lien and in the event DCL has incurred any costs, losses, damages or expenses, including reasonable attorneys’ fees, as a result of the placement of a lien on the Vessel in contravention of the terms hereof then Contractor shall immediately indemnify DCL therefor.

16.

  FORCE MAJEURE.  Neither of the parties shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, changes of law,  civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, laws, regulations, acts or orders of any government or agency or official thereof, other catastrophes or any other similar occurrences beyond such party’s reasonable control (an event of “Force Majeure”).  In every case, the event of Force Majeure must be without the fault or negligence of the party claiming Force Majeure, and such party must promptly notify the other party.  Performance time under this Agreement shall be considered extended for a period of time equivalent to the time lost because of any event of Force Majeure, provided, however, that if any such event of Force Majeure continues for a period of more than 60 days, the party not claiming Force Majeure shall have the option of terminating this Agreement upon written notice to the party claiming Force Majeure.

17.

MISCELLANEOUS PROVISIONS.

(a)

The terms and provisions of this Agreement constitute the entire agreement between the parties hereto with respect to the subject matter of this Agreement and shall supersede all previous communications, representations, or agreements, either oral or written, between the parties relating to such subject matter.  No change, alteration or modification of this Agreement shall be effective unless made in writing and signed by both parties hereto.  If any provision of this Agreement is deemed to be invalid, it shall be considered deleted herefrom and shall not invalidate the remaining provisions.

(b)

This Agreement may be executed in several counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.  Additionally, this Agreement may be executed in any number of duplicate originals, each of which will be deemed to constitute but one and the same instrument.  Execution and delivery of this Agreement by means of facsimile or other electronic transmission will be valid and effective, provided that the party that so executed and delivered this Agreement by facsimile or other electronic means delivers to the other party at least one (1) duplicate original of this Agreement signed in ink within 15 days after the date of execution and delivery by facsimile or other electronic means by such party.

(c)

This instrument does not constitute an offer by DCL.  When executed by Contractor, it shall constitute an offer by Contractor to DCL irrevocable for a period of five (5) days after receipt by DCL and, upon execution by DCL and delivery to Contractor, shall constitute a binding agreement between the parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed the day and year first above written.

MAGICAL CRUISE COMPANY, LIMITED	POLY SHIELD TECHNOLOGIES, INC.
doing business as “Disney Cruise Line”

By: /s/ Bert Swets	By: /s/ Brad Eckenweiler
(Signature)	(Signature)

Bert Swets	Brad Eckenweiler
(Print Name)	(Print Name)

Title: Vice President MTO	Title: CEO, Director

EXHIBIT “A” SCOPE OF WORK

Contractor shall, at its sole cost and expense, fully and properly perform and complete the installation and commissioning of the DSOX System on the Contract Vessel (except as provided below under Responsibilities of DCL or in any other provision of this Agreement), including without limitation providing all design, engineering, materials, tools, equipment, labor and professional and nonprofessional services in strict accordance with the Work Schedule set forth in Exhibit “B”:

A.

Scope of Work.

Supply, installation, and commissioning of the DSOX System to be the sole responsibility of the Contractor. Contractor understands that the installation and commissioning will occur with the ship in full service.  Contractor will take all reasonable measures to either eliminate or minimize impacts to the ship and its operations.

1.

Contractor will provide qualified technical support in the form of an on-site installation supervisor during the entire period of installation, commissioning and verification/certification testing through to Certification of the DSOX System. More specifically, Contractor shall perform all installation work indentified in Attachment 1 to this Exhibit A as being the responsibility of Contractor.  This includes the supply and installation of an in-line sulfur content analyzer (ASOMO model 682T-HP On-Line Sulfur Analyzer).

2.

It shall be the responsibility of Contractor to ensure that all necessary working drawings receive applicable regulatory approval, as well as the approval of DCL, prior to commencement of installation. Contractor shall provide all as-built schematics and drawings of the DSOX System, including electrical, mechanical and piping drawings, to DCL upon complete installation and commissioning of the DSOX System. Such schematics and drawings shall be owned by DCL, but in no case shall DCL be able to use such schematics and/or drawings for other DCL vessels without Contractor’s consent in its sole discretion.

3.

Contractor will provide any necessary updates and upgrades to the DSOX System, including without limitation operating software, at no additional cost to DCL until January 1, 2020.

4.

Contractor will ensure that the DSOX System processes fuel so that there is no harm to human health, the Contract Vessel’s equipment, or the environment, and that the residual produced by the DSOX System can be discharged overboard from the ship in accordance with all applicable laws, conventions, regulations and rules, including particularly and without limitation MARPOL.

5.

“DSOX System” means the Contractor’s self-contained fuel scrubbing system designed to reduce the sulfur content of marine fuel oil, the equipment, system operating software, materials, trade secrets, technology, know-how, inventions, specifications, techniques, processes, and formulas incorporated therein.

B.

Manning Constraints

1.

Contractor will provide all electrical and mechanical personnel support and assistance required for installation, commissioning and verification/certification testing of the DSOX System.

2.

All Contractor’s or Subcontractor’s personnel will comply with all the requirements defined by the ship’s Safety Management System while onboard the Contract Vessel.

3.

No C1/D visas will be issued to the Contractor’s personnel or Subcontractors and they will not be allowed to be listed on the crew manifest.

4.

All scheduling should include estimates of downtime due to port days, bunkering, and other schedule constraints.

C.

Test and Trial Requirements

1.

The Contractor will cooperate with and assist DCL in arranging all verification testing required for approval by Lloyd’s Register, which verification testing shall occur as soon as possible after installation and commissioning of the DSOX System.

2.

The Contractor is to supply a project schedule of DSOX System tests and trials with manpower requirements prior to completion of installation of the DSOX System.

D.

Operations and Training; Preventative Maintenance; Spare Parts

1.

The Contractor is to supply a statement on any concerns relating to the operation or maintenance of the DSOX System which may affect the ship’s operational efficiency and what measures are to be taken to minimize the impact or may require changes in ship’s operation.

2.

Within 2 weeks after Certification of the DSOX System (or when mutually agreed by the parties) Contractor will provide at least 16 hours of onboard hands-on training relating to the operation and maintenance of the DSOX System for a maximum of 4 DCL personnel.  During such training Contractor will provide all manuals and documentation necessary to properly operate and maintain the DSOX System, such manuals and documentation to be in hard-copy and electronic form.

3.

In connection with the operation and maintenance of the DSOX System, within thirty (30) days after certification of the DSOX System (or when mutually agreed by the parties) Contractor will provide a preventative maintenance plan, a list of spare parts that DCL should keep on hand, and a list of suppliers of chemicals and other necessary supplies.

E.

Exemption Assistance

During the term of this Agreement and for so long as the DSOX System is operating on the Contract Vessel, Contractor will cooperate with any reasonable request by DCL to provide any supporting information and documentation relating to the technical performance characteristics of the DSOX System to governmental authorities or others (e.g., U.S. Environmental Protection Agency, U.S. Coast Guard, Transport Canada and the Bahamas Maritime Authority, or Lloyd’s Register) in connection with DCL attempting to secure an exemption to any Emissions Control Area implemented under MARPOL VI or to any other law, rule, regulation or directive that limits sulfur content in marine fuel.

PERFORMANCE STANDARDS AND REQUIREMENTS

The DSOX System must purify standard Heavy Fuel Oil (with sulfur content up to 3.5%) to a sulfur content of no more than 0.1%, while maintaining compliance with all ISO standards, as delivered to the diesel generators under all normal ship operating conditions, and must ensure that the treated fuel delivered to the diesel generators will meet engine manufacturer’s requirements at all times, under all conditions.  In addition, PST will ensure the byproduct used to remove the sulfur that is placed in the ship's bilge or tanks does not affect the performance of the ship's oily water separators and oil content meter (DAKMA) and can be discharged overboard in compliance with all applicable laws, conventions, regulations and rules, including particularly and without limitation MARPOL.  The requirements set forth in this paragraph shall collectively represent and be referred to as the “Performance Standards”.

CERTIFICATION PROCEDURE.

“Certification” means obtaining certification of compliance from Lloyd’s Register that the DSOX System meets the Performance Standards, as well as approval by Lloyd’s Register for the installation and use of the DSOX System aboard the Contract Vessel. Certification tests will be conducted as soon as possible after completion of installation of the DSOX System in accordance with Lloyd’s Register’s applicable certification protocol.

RESPONSIBILITIES OF DCL

DCL will supply the following in connection with the installation and commissioning of the DSOX System, all of which shall be at DCL’s sole cost and expense:

•

Welding gases (oxygen, acetylene, argon).

•

Fees, costs, expenses, and charges of Lloyd’s Register.

•

During the installation, commissioning and testing process, access to the crew mess, complimentary internet access for all Contractor supervisors and employees, and single cabin living arrangements for Contractor supervisors only.

•

Fuel oil separators dedicated to the DSOX System

•

Tanks for chemicals, sludge, and bilge water

•

Bilge water separators;

•

Exhaust emissions monitoring system;

•

Electric supply to the fuel oil separators in the DSOX-15 System;

•

Controls system integration and communication between ECR and DSOX-15 System;

•

Integration of the DSOX System to the existing ship systems (fuel, electrical, water, overboard discharge, etc.);

•

Steam for the DSOX System heaters;

•

Untreated HFO fuel;

•

Technical water supply

•

Secondary testing as desired at DCL’s own expense.

More specifically, DCL shall perform all installation work indentified in Attachment 1 to this Exhibit A as being the responsibility of DCL.

END of EXHIBIT “A“

EXHIBIT “B“ WORK SCHEDULE

Contractor shall strictly conform to the following Schedule of Contract Milestones for the performance of the Services set forth in Exhibit “A”.  All Due Dates refer to the number of days elapsed after the Effective Date. Schedule detail is listed in the Polyshield DSOX-15 SCHEDULE For DCL set forth below.

Milestone Description	Due Date (Number of Days after Effective Date)

1. Agreement Execution Commencement of
DSOX System Design and Fabrication	0
2. Commence DSOX System Installation	90
3. Complete Installation of DSOX System	120
4. Commissioning and Performance Testing of DSOX System	Upon Complete Installation of DSOX System
5. Handover/Closeout of Certified DSOX System	Within 7 days after Certification

Project Plan must be consistent with the Milestone Due Dates listed in this Exhibit B.

END of EXHIBIT “B“

B-1

EXHIBIT “C“ Payment Schedule

PAYMENT SCHEDULE: The schedule for the submittal of invoices is set forth in the following Payment Schedule.  Contractor shall invoice DCL and DCL shall pay such invoices pursuant to the provisions of Article 4 entitled Invoicing/Payment of Invoices, and Exhibit D, Closeout Agreement.  Contractor shall not invoice DCL for any Work which does not strictly conform to the payment milestones (i.e., DCL shall have no obligation to make progress or partial payments for Work unless and until the payment milestones are fully met).

Milestone/Description	Invoice Amount

Agreement Execution	$975,000

Certification of DSOX System	$2,040,000

End of Exhibit “C”

C-1

EXHIBIT “D“ CLOSEOUT AGREEMENT

CLOSEOUT AGREEMENT

Project Name:  Poly Shield DSOX 15 System – Disney Dream

THIS CLOSEOUT AGREEMENT, effective this ___ day of _______, 2014, is between MAGICAL CRUISE COMPANY, LIMITED, doing business as “Disney Cruise Line” (“DCL”), whose address is P.O. Box 10210, Lake Buena Vista, Florida 32830 and POLY SHIELD TECHNOLOGIES, INC. (“Contractor”), whose address is 428 Plaza Real, Suite 419, Boca Raton, FL 33432.

WHEREAS, DCL and Contractor have entered into that certain Purchase and Services Agreement, the effective date of which is _______, 2014; and

WHEREAS, the parties desire to close out the Agreement subject to the provisions hereof.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein contained, the parties agree as follows:

1.

The current status of the Agreement is as follows:

Purchase Price:	$
Original Agreement Completion Date:
Adjusted Completion Date, pursuant to Amendment No. ___
Certification Date:

2.

Contractor certifies that all Work covered by the Agreement and all amendments thereto have been completed in strict accordance with the terms and conditions of the Agreement, including all punchlist items.

3.

Contractor represents to DCL that there are no outstanding claims which Contractor has against DCL or other contractors or their subcontractors or subcontractors of any tier, relating in any way to the Work, and to the best of its knowledge, there are no outstanding claims against Contractor or its Subcontractors by any other contractors or their subcontractors or subcontractors of any tier relating in any way to the Work.

4.

Contractor hereby covenants, warrants and represents that all labor, materials, equipment, services and other items including, without limitation, all amounts owed to all persons, firms, corporations, Subcontractors, union welfare or benefit funds (if any), furnished pursuant to the above Agreement and any additions or changes thereto, have been paid in full as of the date of this statement, and that waivers of lien through the date of this statement have been obtained from all Subcontractors, persons, firms, and corporations who have furnished services, labor, materials, equipment and supplies in connection therewith.

5.

Each party represents to the other that:

a.

Each party shall remain responsible for and shall indemnify the other, pursuant to the terms and conditions of the Agreement, and

b.

Each party represents to the other that if requested by the other party, each party shall cooperate with the other in gathering and providing information regarding any claims by or against other contractors or any other third party.

6.

Within five (5) days after execution of this Closeout Agreement and satisfaction by DCL that Contractor has strictly complied with all provisions of the Agreement, final payment, constituting the entire unpaid balance of the Purchase Price, shall be paid by DCL to Contractor.

D-2

7.

All other obligations of the parties under the Agreement remain unchanged and shall survive the disbursement of final payment and the closing hereon in accordance with the terms of the Agreement.

MAGICAL CRUISE COMPANY, LIMITED

POLY SHIELD TECHNOLOGIES, INC.

doing business as “Disney Cruise Line”

Authorized

Authorized

Signature: ________________________________

Signature: _______________________________

Print Name: _______________________________

Print Name: ______________________________

Title: ____________________________________

Title: ____________________________________

Date:  ___________________________________

Date:  ___________________________________

END of EXHIBIT “D”

D-3

EXHIBIT “E” DISNEY CRUISE LINE SPECIAL CONTRACT CONDITIONS

I.

GENERAL SCOPE OF WORK REQUIREMENTS:

A.

Contractor shall submit the following information to DCL.

•

Project Manager name

•

Names, addresses, and passport information of all personnel sailing.

(Indicate who will be sharing a cabin with whom)

•

Project Manager is single berth.

•

All MSDS (Material Safety Data Sheets) sheets

•

A list of all materials in the DCL warehouse.

II.

USE OF SITE

A.

SAFETY, ENVIRONMENTAL AND HEALTH INSPECTIONS - Contractor will comply in all material respects with all rules, guidelines, and regulations of OSHA, USPH (United States Public Health), USCG (United States Coast Guard), MARPOL (Marine Pollution), SOLAS (Safety of Life at Sea) and Lloyd’s Registry classification society.

B.

CONSTRUCTION WORKER PARKING - Construction workers shall park in the area designated by the Project Manager/DCL's Representative.  DCL will provide parking in Port Canaveral, FL.

C.

MEALS/BREAK AREA - The meal/break area is to be in the crew mess or equivalent location as designated by DCL.

D.

TRASH REMOVAL - Scrap material, debris, trash, and cleanup will be removed to the DCL-designated disposal area.

Contractor shall be responsible at all times for maintaining a clean Job Site to the reasonable satisfaction of DCL.  Contractor and all Subcontractors shall provide their own equipment (e.g. shop vacuum) for thorough cleanup.

E.

RESTROOMS - Contractor shall use restroom facilities as directed by DCL.

F.

MATERIAL DELIVERY - All materials shall be approved by IMO, USCG, USPH, and Lloyd’s Register’s rules, guidelines, and regulations.

All material delivery and staging to be coordinated with the Project Manager/DCL's Representative.  Information on amounts of material, space needed and lead time to warehouse to be provided by Contractor to DCL.  Contractor is responsible for transportation of all materials, tools, and supplies to the ship regardless of ship’s port location, unless otherwise arranged with DCL.

G.

DRESS - All Contractor's employees must wear shirt with sleeves, full length pants and appropriate shoes.  While guests are on board, all Contractor’s employees shall wear clothing with tasteful logos, wording, or other images.

III.

CONTRACTOR WORKING HOURS - Contractor working hours shall be determined by mutual agreement between DCL and Contractor.  DCL reserves the right to modify the hours available for work as necessary to accommodate Ship operations.

IV.

EXISTING FACILITY CONDITIONS - Contractor shall inspect the site and accept the existing conditions and confirm all as-built dimensions.

V.

UTILITY INTERRUPTIONS

A.

Contractor shall notify DCL 48 hours in advance of any interruptions to existing utilities.

B.

When authorized by DCL, and prior to interrupting any utility service, Contractor shall ascertain that he has the proper materials, together with adequate workmen and equipment, to complete the work in a minimum amount of time.  Where possible, interruption in service shall be scheduled during the hours when the facilities are not in use.  Actual out of pocket cost of delays to DCL, when normal services are not resumed as scheduled shall be chargeable to Contractor.

C.

Contractor will be required to restart all equipment that was temporarily shut down and/or affected by the utility interruption.

VI.

EXISTING CONDITIONS PROTECTION - Contractor shall protect all existing and remaining merchandise, equipment, finishes, etc. from dust, dirt, and damage.  Protection shall be by drop cloths or other methods approved by DCL and must be removed after work each day to allow uninhibited operation of the facility.  Any dust, dirt, etc. must be cleaned each day at a time to be coordinated with the Project Manager/DCL’s Representatives not to interfere with guest or employee operations.   Contractor shall remove material from ship or to designated trash removal location once job is complete.

VII.

SECURITY

A.

Contractor is required to observe all security requirements established by DCL.  Coordination and all questions with regards to security shall be directed to the Project Manager/DCL's Representative.

B.

Security will be provided by DCL for access to all areas.  Contractor is responsible for coordination of DCL security.

C.

Ship access during port days will be coordinated by Project Manager/DCL's Representative.

D.

Contractor is to provide locks and security for their own tools and materials.  DCL is not responsible for materials or tools lost or stolen while on board.

VIII.

FIRE AND SAFETY ACCESS - Contractor shall not block access and egress of emergency exits and fire doors operation.  All emergency exit areas shall remain free of materials and debris.  Contractor shall not block employee access or traffic to existing facilities. Any disruption required of these items will be coordinated and directed by the Project Manager/DCL's Representative.

IX.

INCIDENTALS – DCL shall be responsible for all cruising costs incurred by Contractor’s employees during cruise including, but not limited to, stateroom costs and tips.

X.

GENERAL NOTES

A.

Contractor acknowledges and confirms that he has visited all areas and accepts existing conditions, and that quantities of materials to be supplied by Contractor for the scope of work to be performed are based upon existing conditions and Contractor’s accurate measurements thereof.

B.

Contractor shall submit a proposed schedule, which shall incorporate a sequence of operations, for review by DCL.  The sequence of operations shall include, but not be limited to:

1.

Dates and shift hours for work to be performed in each area.

2.

Procedures used to temporarily close work access, which are in guest areas.

3.

Procedures used to protect DCL's merchandise and property.

C.

Contractor shall provide a list of all Subcontractors with addresses and telephone numbers prior to start of work.  Contractor shall provide a list of people and telephone numbers to be contacted in the event of emergencies.  The list must include a point of contact for each discipline.

D.

Contractor shall employ workmen who are skilled in the assigned task.

E.

Contractor shall have the sole responsibility for securing all necessary permits and inspections conforming to USPH (United States Public Health), USCG (United States Coast Guard), SOLAS (Safety on Land and Sea) and MARPOL (Marine Pollution).

XI.

PROJECT CLOSE OUT

A.

Contractor shall supply two (2) bound closeout documents to include:

a.

A list of all warranted items and copies of warranties.

b.

Contact point for warranty services.

c.

Finishes specifications by manufacturer, color, etc.

d.

Cut sheets of materials used on the project.

e.

Copies of maintenance manuals.

f.

Business card.

g.

List of Subcontractors.

h.

Single line electrical drawings (if applicable).

i.

As-built drawings.

j.

Repair manuals for each piece of Contractor furnished equipment

B.

The above close out documents shall be submitted with the final payment application and shall be considered a part of the final payment application package.  The final application shall not be considered complete under the prompt payment law and will not be processed without the above documents.

XII.

ASBESTOS; CADMIUM and/or LEAD; CHLOROFLUOROCARBONS.

A.

ASBESTOS

Contractor is advised to visit the site and to carefully inspect and make himself thoroughly familiar with conditions as they exist at the site.  Contractor is hereby made aware that Asbestos-Containing Materials (ACM) and/or Presumed Asbestos-Containing Materials (PACM), including without limitation, thermal system insulation, and sprayed on or troweled on surfacing material that is presumed to contain asbestos, exists or may exist at the site.  DCL hereby provides notice to Contractor that the Work contemplated by this Agreement may be performed in or near areas that contain ACM and/or PACM as specified in the Scope of Work.

DCL and Contractor agree that the quantities of ACM and/or PACM referred to in the Scope of Work are approximate and are enumerated for the sole purpose of providing notification to the Contractor.

B.

CADMIUM and/or LEAD

Contractor is advised to visit the site and to carefully inspect and make himself thoroughly familiar with conditions as they exist at the site.  Contractor is hereby made aware that lead exists, or may exist, at the site.  DCL hereby provides notice to Contractor that the Work contemplated by this Agreement may be performed in or near areas that contain cadmium and/or lead as specified in the Scope of Work.

DCL and Contractor agree that the cadmium and/or lead, referred to in the Scope of Work, are approximate and are enumerated for the sole purpose of providing notification to the Contractor.

C.

CHLOROFLUOROCARBONS (CFCs)

Contractor is advised to visit the site and to carefully inspect and make himself thoroughly familiar with conditions as they exist at the site.  Contractor is hereby made aware that chlorofluorocarbons (CFCs) exist, or may exist at the site.  DCL hereby provides notice to Contractor that the Work contemplated by this Agreement may be performed in or near areas that contain CFCs as specified in the Scope of Work.  Should the Contractor’s work result in (i) any loss or release of CFCs from any source, including any equipment or containers, or (ii) any addition by Contractor of CFCs to any equipment or container, then Contractor shall provide all necessary documentation concerning such loss, release or addition, including the quantities of CFCs affected, to DCL.

DCL and Contractor agree that the quantities of CFCs, referred to in the Scope of Work, are approximate and are enumerated for the sole purpose of providing notification to the Contractor.

XIII.

HAZARDOUS AND CHEMICAL WASTE DISPOSAL.  All hazardous, regulated, universal and chemical wastes generated by the Contractor during the performance of the Work shall be managed in accordance with applicable international, U.S. and local law and regulations  Such wastes must be properly placed in U.S. Department of Transportation approved packaging, with appropriate markings at the time of generation.  Packages containing such wastes must be labeled to identify the contents, date of accumulation and the Contractor’s name and telephone number.  Such packages must be stored at a secure location and not exposed to weather.

Upon completion of the Project or before 60 days has elapsed from the date of the first accumulation of wastes in each specific container, whichever is earlier, Contractor shall contact DCL’s Environmental Department to arrange for disposal.  DCL will arrange for the disposal of such wastes by approved hazardous waste disposal vendor.  Upon DCL’s receipt of the invoice for disposal costs, a copy of the invoice will be forwarded to the Contractor and Contractor shall reimburse DCL.  The Contractor shall be responsible for all packaging, storage, and labeling costs.

END of EXHIBIT “E”

EXHIBIT “F” CONFIDENTIALITY

CONFIDENTIALITY

1.

Each party agrees that all confidential information received from the other party and its Affiliates (as defined below), including without limitation, ideas, materials (which include, but are not limited to, artwork, photographs, slides), any information relating to manufacturing techniques, know-how, processes, formulas, developments, experimental works in progress, business, trade secrets, scripts, plots, characters or any other matter relating to the artistic creations or business of the other party, information acquired from the other party or inspection of the other party's property, confidential information disclosed to the other party by third parties, together with any material prepared by the receiving party which contains or otherwise relates to such information, including the terms of this Agreement (collectively the “Confidential Information”) shall be deemed confidential and shall not, without the prior written consent of the other party, be disclosed to any unauthorized person(s), copied, photographed or reproduced in any manner whatsoever, in whole or in part.  Confidential Information owned or controlled by DCL shall mean and include the items listed on Attachment 1 hereto, and Confidential Information owned or controlled by Contractor shall mean and include the items listed on Attachment 2 hereto.  Confidential Information shall not be deemed to be within the knowledge of the general public merely because it is embraced by general disclosures in the public domain.  “Affiliates” means any parent, affiliated or related company and the directors, officers, employees and agents of each.

2.

Each party agrees to reveal the other party’s Confidential Information only to its own representatives and employees who need to know such information for the express purpose of evaluating a possible transaction or carrying out an agreed upon activity between the parties.  Such representatives and employees shall be informed of the confidential nature of such Confidential Information and shall agree to be bound by the terms and conditions of this Agreement.  Each party agrees that it will be liable to the other for any disclosure or use of Confidential Information by its representative or employee in breach of this Agreement. Each party expressly agrees not to manufacture parts or components incorporating Confidential Information obtained from the other party for its own account or for the account of a third party unless expressly released by the other party in writing.

3.

Upon request by the other party, each party agrees to return to the other party all of the other party's Confidential Information disclosed hereunder and any and all materials connected with or related thereto, without retaining any copy thereof.

4.

Each party agrees that all analysis, compilations, studies or other documents or materials  relating to the other party's Confidential Information, prepared by it, its representatives or employees, or any services to be performed by it relating to the other party's Confidential Information will be kept confidential under the terms of this Agreement, or will be destroyed.

5.

Without the other party's prior written consent, neither party will issue or authorize the dissemination of any publicity or news story relating to (i) the other party’s Confidential Information disclosed under this Agreement; (ii) any agreement with the other party; and (iii) any services performed in connection with Confidential Information disclosed under this Agreement.

6.

Each party retains sole discretion in determining which of its own information is disclosed hereunder.  The obligations under this Agreement do not apply to information which:  (i) is publicly known at the time of disclosure to the receiving party or thereafter becomes publically known without any fault of the receiving party; or (ii) is known to the receiving party at the time of the disclosure and the receiving party can establish such prior knowledge by competent documentation; or (iii) is disclosed to the receiving party by a third party and such disclosure by the third party is not in violation of any confidentiality obligations; or (iv) is independently developed by the receiving party without using the Confidential Information and can be so shown by competent documentation; or (v) is required to be disclosed by applicable law or legal process (including litigation discovery) provided that the receiving party provides the disclosing party with prompt notice of such requirement in order to allow the disclosing party the opportunity to seek a protective order or other appropriate relief.  Notwithstanding the foregoing, the parties acknowledge that Contractor will be required to make certain disclosures pertaining to the existence and basic terms of this Agreement, as compelled by specific Securities

F-1

and Exchange Commission filing requirements, and that such disclosures may contain Confidential Information, but that any such disclosures shall be permitted and shall not be deemed a breach of Contractor’s confidentiality obligations hereunder. Likewise, any disclosure of Confidential Information necessary to obtain DSOX System Certification or otherwise required in connection with the Work shall be permitted and not deemed a breach of the confidentiality restrictions imposed hereby.

7.

Each party understands that the other party may currently or in the future be developing information internally or receiving information from others that may be similar to the other party’s Confidential Information. Nothing in this Agreement is a representation or requirement that a party may not independently, and without use of the other party’s Confidential Information, develop products, services or plans for itself or for others that may compete with or be similar to actual or  contemplated products, services or plans of the other party.

8.

Each party hereby acknowledges that unauthorized disclosure or use of the other party's Confidential Information could cause irreparable harm and significant injury which may be difficult to ascertain.  Accordingly, the aggrieved party shall have the right to seek immediate injunctive relief from breaches of this Agreement, in addition to any other rights and remedies it may have, including without limitation, the right to terminate this Agreement.

9.

All Confidential Information shall remain the exclusive property of the disclosing party, and the receiving party will have no rights, by license or otherwise, to use the Confidential Information except as expressly provided herein. The parties agree that they will not reverse engineer, decompile or disassemble any Confidential Information of the other party disclosed to it without the prior written consent of the Discloser.

10.

The confidentiality obligations set forth in this Exhibit shall expire three (3) years from the date hereof, but this three (3) year expiration period shall not apply to the trade secrets, technology, intellectual property, know-how, inventions, specifications, techniques, processes and formulas used or incorporated in the DSOX System or the Exhaust System.  Any information not previously disclosed while this Agreement is in effect and disclosed after termination of this Agreement is not subject to the terms of this Agreement.

F-2

ATTACHMENT 1

To Exhibit F

DCL's Confidential Information includes the following:

1.

Occupancy, attendance and other demographic information relating to DCL and its Affiliates.

2.

Historical financial reports, summaries and supporting documentation, summaries of current financial performance and projections or forecasts of future financial results relating to DCL and its Affiliates.

3.

Ideas, concepts, plans and techniques relating to the development, creation, marketing and sales of products of DCL and its Affiliates.

4.

All information about proposed or new projects, including business and technical requirements and specifications, technology alternatives, potential bidders or subcontractors, vendor or technology preferences, project personnel, prices, costs, budgets and schedules.

5.

Pricing and cost information relating to products and services offered for sale by DCL and its Affiliates.

(End of Attachment 1)

Att. 1 to Ex. F

ATTACHMENT 2

Contractor Confidential Information includes the following:

1.

Historical financial reports, summaries and supporting documentation, summaries of current financial performance and projections or forecasts of future financial results relating to Contractor.

2.

Contractor’s trade secrets, technology, intellectual property, know-how, inventions, specifications, techniques, processes and formulas used or incorporated in the DSOX System or the Exhaust System.

(End of Attachment 2)

END of EXHIBIT “F”

Att. 2 to Ex. F